Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the common stock beneficially owned by each of them of Zayo Group Holdings, Inc. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 12th day of February, 2015.

COLUMBIA CAPITAL EQUITY PARTNERS IV (QP), L.P.
By: Columbia Capital Equity Partners IV, L.P., its general partner
By: Columbia Capital IV, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

COLUMBIA CAPITAL EQUITY PARTNERS IV (QPCO), L.P.
By: Columbia Capital Equity Partners IV, L.P., its general partner
By: Columbia Capital IV, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

COLUMBIA CAPITAL EMPLOYEE INVESTORS IV, L.P.
By: Columbia Capital IV, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

COLUMBIA CAPITAL EQUITY PARTNERS III (QP), L.P.
By: Columbia Capital Equity Partners III, L.P., its general partner
By: Columbia Capital III, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

COLUMBIA CAPITAL EQUITY PARTNERS III (CAYMAN), L.P.
By: Columbia Capital Equity Partners (Cayman) III, Ltd., its general partner
By: Columbia Capital Equity Partners III, L.P., its sole shareholder
By: Columbia Capital III, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

COLUMBIA CAPITAL EQUITY PARTNERS III (AI), L.P.
By: Columbia Capital Equity Partners III, L.P., its general partner
By: Columbia Capital III, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

COLUMBIA CAPITAL INVESTORS III, LLC
By: Columbia Capital Equity Partners III, L.P., its managing member
By: Columbia Capital III, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

COLUMBIA CAPITAL EMPLOYEE INVESTORS III, LLC
By: Columbia Capital Equity Partners III, L.P., its managing member
By: Columbia Capital III, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

COLUMBIA CAPITAL EQUITY PARTNERS IV, L.P.
By: Columbia Capital IV, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

COLUMBIA CAPITAL IV, LLC

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

COLUMBIA CAPITAL EQUITY PARTNERS (CAYMAN) III, LTD.
By: Columbia Capital Equity Partners III, L.P., its sole shareholder
By: Columbia Capital III, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

COLUMBIA CAPITAL EQUITY PARTNERS III, L.P.
By: Columbia Capital III, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

COLUMBIA CAPITAL III, LLC

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

JAMES B. FLEMING, JR.

By:	/s/ James B. Fleming, Jr.